Exhibit 10.95



                                                                  EXECUTION COPY

           FIRST AMENDMENT TO GUARANTOR SECURITY AND PLEDGE AGREEMENT
                          [Regarding EcoScience Merger]





     This First Amendment to Guarantor Security and Pledge Agreement (this "Amendment") is entered into on September ___, 1998 by and between:

Agro Power Development, Inc., a New York corporation with an address at 10 Alvin Court, East Brunswick, New Jersey 08816 ("Guarantor"); and

CoBank, ACB, sole member of the Lender Group and Secured Party, as defined in the Security Agreement.

                                 R E C I T A L S



     A. Guarantor entered into a certain Guarantor Security and Pledge Agreement dated June 24, 1997 (as amended to date the "Security Agreement") in connection with certain financing provided by the Lender Group to Village Farms International Finance Association; and,

     B. The Guarantor desires to merge with Agro Acquisition Corp., an affiliate of EcoScience Corporation pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of April 28, 1998 and amended and restated as of July 31, 1998 (the "Merger"), with the name of the survivor being changed to Agro Power Development, Inc.; and,

     C. The parties desire to amend and modify the Security Agreement as provided herein for the purpose, among other things, of permitting the transactions described above.

                                   AGREEMENTS

     NOW, THEREFORE, for value received, and intending to be legally bound herein, CoBank, ACB, in its capacity as Secured Party and sole Syndicated Party consents and agrees with the Guarantor as follows:

     1.  Definitions.   Except  as  otherwise  expressly  provided  herein,  all
capitalized terms used herein and defined in the Security Agreement shall have the meaning ascribed to such term under the Security Agreement.

     2. Preamble. Upon and after the consummation of the Merger, the reference, in the preamble of the Security Agreement, to "Agro Power Development, Inc., a New York corporation" shall be amended and restated in its entirety to read, "Agro Power Development, Inc., a Delaware corporation."



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     3.  Section  6.1   Organization;   Good  Standing,   etc.  Upon  and  after
consummation of the Merger, the reference to "New York", shall be amended and restated to read "Delaware".

     4. Exhibit 6.6 Location of Guarantor and Collateral. The following reference is hereby deleted and replaced as follows:

         "1181 Sardis Road North
         Suite 207
         Charlotte, North Carolina 28270"

         Replaced with:

         "9912 Monroe Road
         Suite 202
         Matthews, North Carolina 28105"


IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set above.



                                Agro Power Development, Inc.



                                By: ______________________________
                                 J. Kevin Cobb, Sr. VP & CFO



                                CoBank, ACB, as sole member of the
                                Lender Group and, in its capacity as Agent, the Secured Party



                                By:_______________________________
                                Name:
                                Title: